UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 6, 2005
(Date of Earliest Event Reported: December 1, 2006)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida	333-46424	55-0876130
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10901 Roosevelt Boulevard, Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

(727) 577-0878
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing except as required by law.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed Cyber Defense Systems, Inc. (the “Company”) acquired Techsphere Systems International, Inc. (“TSI”), which held the exclusive, worldwide license for the manufacture of its spherical airships with 21st Century Airships, Inc. (“21st Century”). On March 29, 2006, TSI, a wholly-owned subsidiary of the Company, entered into an amendment to the license agreement with 21st Century whereby TSI and 21st Century agreed upon a revised payment schedule (the “March Payment Schedule”). On August 24, 2006, two of the payments under the March Payment Schedule were in default. Accordingly, on August 24, 2006, the Company, TSI and 21st Century entered into another amendment to the license agreement executed August 25, 2006 pursuant to which the parties agreed upon another revised payment schedule (the “August Payment Schedule”). On December 1, 2006 a new amendment to the payment schedule as been entered into upon TSI’s request, the new revised payment schedule stipulates that 21st Century will receive an aggregate amount of $175,000 on or before December 15, 2006. It is understood that should these mentioned payments come into default, 21st Century intends to terminate the License Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None.
(b)  None.
(c) Exhibits:

Exhibit Number	Description

10.1	Revised Payment Schedule, dated December 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 6, 2006

CYBER DEFENSE SYSTEMS, INC.

By: /s/ Billy Robinson
Name:  Billy Robinson
Title:  Chief Executive Officer